EXPRESS Third Quarter 2021 Earnings Presentation

2 TH IR D Q U A R TE R 2021 E A R N IN G S Cautionary Statement REGARDING FORWARD-LOOKING STATEMENTS Certain statements are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to any historical or current fact and include, but are not limited to (1) guidance and expectations, including statements regarding expected operating margins, comparable sales, effective tax rates, interest income, net income, diluted earnings per share, cash tax refunds, liquidity, EBITDA, free cash flow, eCommerce demand, and capital expenditures, (2) statements regarding expected store openings, store closures, store conversions, and gross square footage, and (3) statements regarding the Company's strategy, plans, and initiatives, including, but not limited to, results expected from such strategy, plans, and initiatives. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company's control. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are (1) changes in consumer spending and general economic conditions; (2) the COVID-19 pandemic and its continued impact on our business operations, store traffic, employee availability, financial condition, liquidity and cash flow; (3) our ability to operate our business efficiently, manage capital expenditures and costs, and obtain financing when required; (4) our ability to identify and respond to new and changing fashion trends, customer preferences, and other related factors; (5) fluctuations in our sales, results of operations, and cash levels on a seasonal basis and due to a variety of other factors, including our product offerings relative to customer demand, the mix of merchandise we sell, promotions, and inventory levels; (6) customer traffic at malls, shopping centers, and at our stores; (7) competition from other retailers; (8) our dependence on a strong brand image; (9) our ability to adapt to changing consumer behavior and develop and maintain a relevant and reliable omni-channel experience for our customers; (10) the failure or breach of information systems upon which we rely; (11) our ability to protect customer data from fraud and theft; (12) our dependence upon third parties to manufacture all of our merchandise; (13) changes in the cost of raw materials, labor, and freight; (14) supply chain or other business disruption, including as a result of the coronavirus; (15) our dependence upon key executive management; (16) our ability to execute our growth strategy, EXPRESSway Forward, including engaging our customers and acquiring new ones, executing with precision to accelerate sales and profitability, creating great product and reinvigorating our brand; (17) our substantial lease obligations; (18) our reliance on third parties to provide us with certain key services for our business; (19) impairment charges on long-lived assets; (20) claims made against us resulting in litigation or changes in laws and regulations applicable to our business; (21) our inability to protect our trademarks or other intellectual property rights which may preclude the use of our trademarks or other intellectual property around the world; (22) restrictions imposed on us under the terms of our asset-based loan facility, including restrictions on the ability to effect share repurchases; (23) changes in tax requirements, results of tax audits, and other factors that may cause fluctuations in our effective tax rate; (24) changes in tariff rates; and (25) natural disasters, extreme weather, public health issues, including pandemics, fire, acts of terrorism or war and other events that cause business interruption. Additional information concerning these and other factors can be found in Express, Inc.'s filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.

ABOUT EXPRESS



Grounded in versatility and powered by a styling community, Express is a **modern, multichannel apparel and accessories brand** whose purpose is to **Create Confidence & Inspire Self-Expression**.

Launched in 1980 with the idea that **style, quality and value should all be found in one place**, Express has been a part of some of the most important and culture-defining fashion trends.

The **Express Edit design philosophy** ensures that the brand is always '**of the now**' so people can get dressed for every day and any occasion knowing that Express can help them look the way they want to look and feel the way they want to feel.

Express operates over **550 retail and outlet stores** in the United States and Puerto Rico, the **express.com online store** and the **Express mobile app**. Express, Inc. is comprised of the brands Express and UpWest, and is traded on the NYSE under the symbol **EXPR**.

Sales Profile[1,2]


57%
Women
43%
Men

[1] For the thirty-nine weeks ended October 30, 2021
[2] Excludes "other revenue" of $34.3 million

THIRD QUARTER 2021 EARNINGS
EXPRESS

3

4 TH IR D Q U A R TE R 2021 E A R N IN G S Business Model Express.com & Express mobile app 356 brick and mortar stores 3 Stores are effective marketing and customer acquisition vehicles Made-for-outlet product with compelling value proposition Extends brand reach to new customers and markets 207 Company- operated factory outlet stores in the U.S. and Puerto Rico 3 1 Express sales includes retail store and eCommerce sales 2 Excludes “other revenue” of $34.3 million 3 As of October 30, 2021 (Express store count includes 5 Express Edit concept stores) 27% of YTD 2021 net sales 73% of YTD 2021 net sales EXPRESS FACTORY OUTLET 2EXPRESS1,2

RESULTS THIRD QUARTER 2021

6 TH IR D Q U A R TE R 2021 E A R N IN G S The Company's strong third quarter results reflect a second consecutive quarter of profitable growth and positive consolidated comparable sales compared to 2019, and demonstrate the power of our EXPRESSway Forward Strategy. • Third quarter net sales increased 47% compared to 2020. Consolidated comparable sales increased 46% compared to 2020 and 3% compared to 2019 • Strong growth in eCommerce demand of 26% versus 2020 and 21% versus 2019 • Results achieved with a significant reduction in promotional activity, reflecting a more disciplined, strategic and targeted approach • AUR increased 27% in Retail stores and 17% in Outlet stores compared to 2019 • Diluted earnings per share of $0.19 compared to losses in both 2020 and 2019 • Operating cash flow of $78 million and free cash flow of $60 million for the first nine months of the year • Launched long-term partnership with Big Brothers Big Sisters to support their "Big Futures" program. Goals of $1 million in fundraising and 100,000 volunteer hours • Kicked off nationwide rollout of innovative Express Community Commerce program and named Rachel Zoe as Lead Style Editor • Well positioned to achieve stated goals of $1.0 billion in eCommerce demand and over $100 million in operating profit by 2024

7 TH IR D Q U A R TE R 2021 E A R N IN G S Q3 2021 Financial Performance 1. Adjusted Diluted EPS is a non-GAAP financial measure. Refer to pages 13-18 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures. 47% Net Sales Increase vs 2020 +3% Comp vs 2019 $0.19 $1.58 Diluted EPS Improvement to 2020 $0.17 $1.34 Adjusted Diluted EPS1 Improvement to 2020 Net Sales (In Millions) $488 $322 $472 Q3 2019 Q3 2020 Q3 2021 Diluted EPS $(0.05) $0.19 Q3 2019 Q3 2020 Q3 2021 Adjusted Diluted EPS $(0.03) $0.17 Q3 2019 Q3 2020 Q3 2021 1 $(1.39) $(1.17)

8 TH IR D Q U A R TE R 2021 E A R N IN G S Balance Sheet and Cash Flow Up 9% to 2020 $78 million Inventory (In Millions) $346 $351 $384 Q3 2019 Q3 2020 Q3 2021 Operating Cash Flow (In Millions) $33 $(252) $78 2019 YTD 2020 YTD 2021 YTD Inventory Operating Cash Flow * Company took a proactive approach to address global supply chain challenges, Q3 2021 inventory levels include investments in core product with limited markdown risk such as men's suits, men's and women's denim, and Body Contour *

FINANCIAL OUTLOOK FOURTH QUARTER AND FULL YEAR 2021

10 TH IR D Q U A R TE R 2021 E A R N IN G S 2021 Outlook Based on strong third quarter performance and the power of our product, brand, and customer strategies balanced against the ongoing supply chain constraints, tight labor market and other inflationary pressures, the Company expects the following compared to 2019: • Comparable sales to increase by low-single digits for the fourth quarter ◦ Inventory level and composition well-positioned to deliver the fourth quarter sales outlook • Gross Margin rate to be approximately 100 basis points higher for the fourth quarter, including approximately $15 million of expenses related to mitigating supply chain challenges • Selling, General and Administrative expenses up 9% - 11%, driven by investments in marketing and higher labor expenses • Net interest expense of $3 million for the fourth quarter • Effective Tax rate essentially zero percent for the fourth quarter and full year • Positive free cash flow for the full year • Capital expenditures of approximately $35 million for the full year • Well positioned to achieve our long-term goals, including $1.0 billion in eCommerce demand and over $100 million in operating profit by 2024 Assumptions in the Company outlook may be affected by the continued uncertainty of the pandemic and its impacts throughout the supply chain.

11 TH IR D Q U A R TE R 2021 E A R N IN G S Projected 2021 Real Estate Activity Third Quarter 2021 - Actual October 30, 2021 - Actual Company-Operated Stores Opened Closed Store Count Gross Square Footage Retail Stores — — 351 Outlet Stores 1 — 207 Express Edit Concept Stores1 2 (1) 5 UpWest Stores 1 — 7 TOTAL 4 (1) 570 4.7 million Fourth Quarter 2021 - Projected January 29, 2022 - Projected Company-Operated Stores Opened Closed Store Count Gross Square Footage Retail Stores — (5) 346 Outlet Stores — (4) 203 Express Edit Concept Stores1 — — 5 UpWest Stores 1 (1) 7 TOTAL 1 (10) 561 4.7 million Full Year 2021 - Projected January 29, 2022 - Projected Company-Operated Stores Opened Closed Store Count Gross Square Footage Retail Stores — (13) 346 Outlet Stores 1 (8) 203 Express Edit Concept Stores1 6 (2) 5 UpWest Stores 8 (1) 7 TOTAL 15 (24) 561 4.7 million 1. The initial lease terms for Express Edit Concept stores are typically less than 12 months.

NON-GAAP RECONCILIATIONS THIRD QUARTER 2021

13 TH IR D Q U A R TE R 2021 E A R N IN G S CAUTIONARY STATEMENT REGARDING NON-GAAP FINANCIAL MEASURES This presentation contains references to Adjusted Diluted Earnings per Share (EPS), Earnings before interest, taxes, and depreciation and amortization (EBITDA), and Free Cash Flow which are non-GAAP financial measures. These measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles (GAAP) included in Express, Inc.’s filings with the Securities and Exchange Commission and may differ from similarly titled measures used by others. Please refer to slide 14-16 in this presentation for additional information and reconciliation of Adjusted Diluted EPS to the most directly comparable financial measures calculated in accordance with GAAP, slide 17 for additional information and reconciliation of EBITDA to the most directly comparable financial measures calculated in accordance with GAAP, and slide 18 for additional information and reconciliation of Free Cash Flow to the most directly comparable financial measures calculated in accordance with GAAP. Management believes that Adjusted Diluted EPS provides useful information because it excludes items that may not be indicative of or are unrelated to our underlying business results, and may provide a better baseline for analyzing trends in our underlying business. In addition, Adjusted Diluted EPS and EBITDA are used as a performance measures in our long-term executive compensation program for purposes of determining the number of equity awards that are ultimately earned. EBITDA is also a metric used in our short- term cash incentive compensation plan. Management believes that free cash flow provides useful information regarding liquidity as it shows our operating cash flows less cash reinvested in the business (capital expenditures). These non-GAAP financial measures reflect an additional way of viewing the Company's operations that, when viewed with the GAAP results and the following reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors and stockholders to review our financial statements and publicly- filed reports in their entirety and not to rely on any single financial measure.

14 TH IR D Q U A R TE R 2021 E A R N IN G S Q3 2021 Adjusted Diluted EPS a. Valuation allowance released due to improvement in forecasted 2021 pre-tax results. Thirteen Weeks Ended October 30, 2021 (in thousands, except per share amounts) Operating Income Income Tax Impact Net Income Diluted Earnings per Share Weighted Average Diluted Shares Outstanding Reported GAAP Measure $ 16,254 $ 13,086 $ 0.19 69,856 Valuation allowance on deferred taxes (a) — (1,485) (1,485) (0.02) Adjusted Non-GAAP Measure $ 16,254 $ 11,601 $ 0.17 a. Valuation allowance released due to improvement in forecasted 2021 pre-tax results. Thirty-Nine Weeks Ended October 30, 2021 (in thousands, except per share amounts) Operating Loss Income Tax Impact Net Loss Diluted Earnings per Share Weighted Average Diluted Shares Outstanding Reported GAAP Measure $ (9,526) $ (21,999) $ (0.33) 66,244 Valuation allowance on deferred taxes (a) — (490) (490) (0.01) Adjusted Non-GAAP Measure $ (9,526) $ (22,489) $ (0.34)

Q3 2020 Adjusted Diluted EPS

(in thousands, except per share amounts)	Thirteen Weeks Ended October 31, 2020				
	Operating Loss	Income Tax Impact	Net Loss	Diluted Earnings per Share	Weighted Average Diluted Shares Outstanding
Reported GAAP Measure	$ (110,916)		$ (90,349)	$ (1.39)	64,868
Impairment of property, equipment and lease assets	8,370	(2,215) [a]	6,155	0.09	
Valuation allowance on deferred taxes [b]	—	15,998	15,998	0.25	
Tax impact of the CARES Act [c]	—	(7,996)	(7,996)	(0.12)	
Adjusted Non-GAAP Measure	$ (102,546)		$ (76,192)	$ (1.17)	

a. Items tax affected at the applicable deferred or statutory rate.
b. Valuation allowance provided against previously recognized deferred tax assets and 2020 losses, less net operating losses utilized under the CARES Act.
c. Income tax benefit primarily due to a net operating loss carryback under the CARES Act to years with a higher federal statutory tax rate than is currently enacted.

(in thousands, except per share amounts)	Thirty-Nine Weeks Ended October 31, 2020				
	Operating Loss	Income Tax Impact	Net Loss	Diluted Earnings per Share	Weighted Average Diluted Shares Outstanding
Reported GAAP Measure	$ (392,489)		$ (352,169)	$ (5.46)	64,515
Impairment of property, equipment and lease assets	29,853	(7,901) [a]	21,952	0.34	
Equity method investment impairment [b]	—	(642)	2,091	0.03	
Valuation allowance on deferred taxes [c]	—	93,317	93,317	1.45	
Tax impact of the CARES Act [d]	—	(36,553)	(36,553)	(0.57)	
Tax impact of executive departures [e]	—	111	111	—	
Adjusted Non-GAAP Measure	$ (362,636)		$ (271,251)	$ (4.20)	

a. Items tax affected at the applicable deferred or statutory rate.
b. Impairment before tax was $2.7 million and was recorded in other expense, net.
c. Valuation allowance provided against previously recognized deferred tax assets and 2020 losses, less net operating losses utilized under the CARES Act.
d. Income tax benefit primarily due to a net operating loss carryback under the CARES Act to years with a higher federal statutory tax rate than is currently enacted.
e. Represents the tax impact related to the expiration of former executive non-qualified stock options.

THIRD QUARTER 2021 EARNINGS EXPRESS 15

16 TH IR D Q U A R TE R 2021 E A R N IN G S Q3 2019 Adjusted Diluted EPS Thirteen Weeks Ended November 2, 2019 (in thousands, except per share amounts) Operating Loss Income Tax Impact Net Loss Diluted Earnings per Share Weighted Average Diluted Shares Outstanding Reported GAAP Measure $ (6,675) $ (3,105) $ (0.05) 66,438 Impact of CEO departure 1,716 (401) 1,315 0.02 Adjusted Non-GAAP Measure $ (4,959) $ (1,790) $ (0.03) a. Represents the tax impact of the expiration of our former CEO's non-qualified stock options. Thirty-Nine Weeks Ended November 2, 2019 (in thousands, except per share amounts) Operating Loss Income Tax Impact Net Loss Diluted Earnings per Share Weighted Average Diluted Shares Outstanding Reported GAAP Measure $ (27,989) $ (22,742) $ (0.34) 66,845 Impairment of property, equipment and lease assets 2,282 (593) 1,689 0.03 Impact of CEO departure — 822 (a) 822 0.01 Impact of executive departures 1,716 (401) 1,315 0.02 Adjusted Non-GAAP Measure $ (23,991) $ (18,916) $ (0.28)

17 TH IR D Q U A R TE R 2021 E A R N IN G S Q3 2021 EBITDA Thirteen Weeks Ended Thirty-Nine Weeks Ended (in thousands) October 30, 2021 October 31, 2020 October 30, 2021 October 31, 2020 Net income/(loss) $ 13,086 $ (90,349) $ (21,999) $ (352,169) Interest expense, net 2,879 936 12,246 2,015 Income tax expense/(benefit) 289 (21,503) 227 (45,068) Depreciation and amortization 15,662 18,316 48,418 55,519 EBITDA (Non-GAAP Measure) $ 31,916 $ (92,600) $ 38,892 $ (339,703)

18 TH IR D Q U A R TE R 2021 E A R N IN G S Q3 2021 Free Cash Flow Thirty-Nine Weeks Ended (in thousands) October 30, 2021 October 31, 2020 November 2, 2019 Net cash provided by (used in) operating activities $ 78,284 $ (251,602) $ 32,834 Less: Capital expenditures (18,095) (13,550) (20,503) Free Cash Flow (Non-GAAP Measure) $ 60,189 $ (265,152) $ 12,331

Greg Johnson VP, Investor Relations (614) 474-4890 INVESTOR CONTACT